UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 3, 2026

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Alberta	001-31540	71-1630889
(State or other jurisdiction of incorporation)	(Commission File No.)	(Employer Identification No.)

6001 54 Ave.

Taber, Alberta, Canada T1G 1X4

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (250) 477-9969

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	FSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm.

On June 3, 2026, we were notified that Assure CPA, LLC (“Assure”), which served as the independent registered public accounting firm of Flexible Solutions International, Inc. (the “Company”), merged into Sadler, Gibb & Associates, LLC. (“Sadler Gibb”) pursuant to an asset purchase agreement. As a result of the transaction, Assure ceased operations as a public accounting firm and resigned as the Company’s independent registered public accounting firm.

The resignation of Assure and the engagement of Sadler Gibb described in paragraph (b) below were approved by the Audit Committee of the Company’s Board of Directors on June 5, 2026.

Assure’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through June 3, 2026, there were (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Assure on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Assure’s satisfaction, would have caused Assure to make reference to the matter in its reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Assure with a copy of this Current Report on Form 8-K and has requested that Assure furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein. A copy of Assure’s letter, dated June 5, 2026, is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm.

On June 5, 2026, the Company’s Audit Committee approved the engagement of Sadler Gibb as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through June 5, 2026, neither the Company nor anyone on its behalf consulted with Sadler Gibb regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Sadler Gibb concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v)).

Item 9.01. Financial Statements and Exhibits.

16.1	Letter from Assure CPA, LLC dated June 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2026	FLEXIBLE SOLUTIONS INTERNATIONAL INC.

	By:	/s/ Daniel B. O’Brien
Daniel B. O’Brien, President and Chief Executive Officer